Exhibit 99.1

PRESS RELEASE

Contacts:

Phil Hughes

AMD Communications

512-865-9697

phil.hughes@amd.com

OpenAI

press@OpenAI.com

Investor Contact

Liz Stine

AMD Investor Relations

(720) 652-3965

liz.stine@amd.com

AMD and OpenAI Announce Strategic Partnership

to Deploy 6 Gigawatts of AMD GPUs

News Highlights

•	OpenAI to deploy 6 gigawatts of AMD GPUs based on a multi-year, multi-generation agreement

•	Initial 1 gigawatt OpenAI deployment of AMD Instinct™ MI450 Series GPUs starting in 2H 2026

SANTA CLARA, Calif. — October 6, 2025 — AMD (NASDAQ: AMD) and OpenAI today announced a 6 gigawatt agreement to power OpenAI’s next-generation AI infrastructure across multiple generations of AMD Instinct GPUs. The first 1 gigawatt deployment of AMD Instinct MI450 GPUs is set to begin in the second half of 2026.

AMD’s strong leadership in high-performance computing systems and OpenAI’s pioneering research and advancements in generative AI places the two companies at the forefront of this important and pivotal time for AI.

Under this definitive agreement, OpenAI will work with AMD as a core strategic compute partner to drive large-scale deployments of AMD technology starting with the AMD Instinct MI450 series and rack-scale AI solutions and extending to future generations. By sharing technical expertise to optimize their product roadmaps, AMD and OpenAI are deepening their multi-generational hardware and software collaboration that began with the MI300X and continued with the MI350X series. This partnership creates a true win-win for both companies, enabling very large-scale AI deployments and advancing the entire ecosystem.

As part of the agreement, to further align strategic interests, AMD has issued OpenAI a warrant for up to 160 million shares of AMD common stock, structured to vest as specific milestones are achieved. The first tranche vests with the initial 1 gigawatt deployment, with additional tranches vesting as purchases scale up to 6 gigawatts. Vesting is further tied to AMD achieving certain share-price targets and to OpenAI achieving the technical and commercial milestones required to enable AMD deployments at scale.

“We are thrilled to partner with OpenAI to deliver AI compute at massive scale,” said Dr. Lisa Su, chair and CEO, AMD. “This partnership brings the best of AMD and OpenAI together to create a true win-win enabling the world’s most ambitious AI buildout and advancing the entire AI ecosystem.”

“This partnership is a major step in building the compute capacity needed to realize AI’s full potential,” said Sam Altman, co-founder and CEO of OpenAI. “AMD’s leadership in high-performance chips will enable us to accelerate progress and bring the benefits of advanced AI to everyone faster.”

“Building the future of AI requires deep collaboration across every layer of the stack,” said Greg Brockman, co-founder and president of OpenAI. “Working alongside AMD will allow us to scale to deliver AI tools that benefit people everywhere.”

“Our partnership with OpenAI is expected to deliver tens of billions of dollars in revenue for AMD while accelerating OpenAI’s AI infrastructure buildout,” said Jean Hu, EVP, CFO and treasurer, AMD. “This agreement creates significant strategic alignment and shareholder value for both AMD and OpenAI and is expected to be highly accretive to AMD’s non-GAAP earnings-per-share.”

Through this partnership, AMD and OpenAI are building the infrastructure to meet the world’s growing AI demands, by combining world-class innovation and execution to accelerate the future of high-performance and AI computing.

AMD Teleconference

AMD will hold a conference call at 5:00 a.m. PT (8:00 a.m. ET) today to discuss today’s announcement. AMD will provide a real-time audio broadcast of the teleconference on the Investor Relations page of its website at www.amd.com.

AMD Third Quarter Financial Results

AMD will report fiscal third quarter 2025 financial results on Tuesday, Nov. 4, 2025, after the market close. Management will conduct a conference call to discuss these results at 5:00 p.m. EDT / 2:00 p.m. PDT. Interested parties are invited to listen to the webcast of the conference call via the AMD Investor Relations website ir.amd.com at www.amd.com.

About AMD

For more than 55 years AMD has driven innovation in high-performance computing, graphics and visualization technologies. Billions of people, leading Fortune 500 businesses and cutting-edge scientific research institutions around the world rely on AMD technology daily to improve how they live, work and play. AMD employees are focused on building leadership high-performance and adaptive products that push the boundaries of what is possible. For more information about how AMD is enabling today and inspiring tomorrow, visit the AMD (NASDAQ: AMD) website, blog, LinkedIn, Facebook and X pages.

About OpenAI

OpenAI is an AI research and deployment company. Our mission is to ensure that artificial general intelligence benefits all of humanity.

Forward-Looking Statements

This press release contains forward-looking statements concerning AMD, such as the anticipated benefits of the strategic partnership with OpenAI; the use of current and future AMD technology for large-scale AI deployments; the multi-generational hardware and software collaboration between the parties; milestone and performance-based value creation; the deployment of six gigawatts of AMD Instinct™ GPUs and timing thereof; expected business performance results; AMD’s outlook on the AI industry and AMD’s ability to accelerate the future of high-performance and AI computing; AMD’s ability to position itself to support robust future growth and drive long-term shareholder value, including the expectation that the partnership will deliver tens of billions of dollars in revenue for AMD, that the agreement creates strategic alignment and shareholder value for the parties, and is expected to be highly accretive to AMD’s non-GAAP earnings-per-share; the availability, timing and expected benefits of AMD products and roadmaps; and the expected demand for AMD products, all of which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as “would,” “may,” “expects,” “believes,” “plans,” “intends,” “projects” and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this press release are based on current beliefs, assumptions and expectations, speak only as of the date of this press release and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: the impact of changes in economic or business conditions of our partners; new developments in the AI industry; successful execution of the business strategy of AMD and its partners; competitive markets in which AMD’s products are sold; the cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; AMD’s ability to introduce products on a timely basis with expected features and performance levels; loss of a significant customer; economic and market uncertainty; quarterly and seasonal sales patterns; AMD’s ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD’s products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD’s ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyberattacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products; AMD’s reliance on third-party companies for design, manufacture and supply of motherboards, software, memory and other computer platform components; AMD’s reliance on Microsoft and other software vendors’ support to design and develop software to run on

AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; efficiency of AMD’s supply chain; AMD’s ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of climate change on AMD’s business; impact of government actions and regulations such as export regulations, tariffs and trade protection measures, and licensing requirements; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals related provisions and other laws or regulations; evolving expectations from governments, investors, customers and other stakeholders regarding corporate responsibility matters; issues related to the responsible use of AI; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes, the revolving credit agreement and the ZT Systems credit agreement; impact of acquisitions, joint ventures and/or strategic investments on AMD’s business and AMD’s ability to integrate acquired businesses, including ZT Systems; AMD’s ability to complete the sale of ZT Systems’ manufacturing business; impact of any impairment of the combined company’s assets; political, legal and economic risks and natural disasters; future impairments of technology license purchases; AMD’s ability to attract and retain qualified personnel; and AMD’s stock price volatility. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q.